Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account B

File Nos. 811-06298, CIK 0000874235

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

Vanguard Variable Insurance (CIK: 000857490).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Alison Ryan, Vice President

Transamerica Financial Life Insurance Company